Exhibit 99.1

JOHNSON & JOHNSON REPORTS 2023 SECOND-QUARTER RESULTS:
•2023 Second-Quarter reported sales growth of 6.3% to $25.5 Billion with operational growth of 7.5%* and adjusted operational growth of 6.2%*. Operational growth excluding COVID-19 Vaccine of 8.9%*

•Earnings per share (EPS) of $1.96 increasing 8.9% and adjusted EPS of $2.80 increasing by 8.1%*

•Company is increasing 2023 full-year guidance midpoints for adjusted operational sales excluding COVID-19 Vaccine and adjusted operational EPS

•Johnson & Johnson intends to "split off" Kenvue shares through an exchange offer as the form of its next step in the separation, subject to market conditions

New Brunswick, N.J. (July 20, 2023) – Johnson & Johnson (NYSE: JNJ) today announced results for second-quarter 2023. “Our robust performance in the second quarter and first half of 2023 is a testament to the hard work and commitment of our colleagues around the world,” said Joaquin Duato, Chairman of the Board and Chief Executive Officer. “We are entering the back half of the year from a position of strength with numerous catalysts, including becoming a two-sector company focused on Pharmaceutical and MedTech innovation.”

OVERALL FINANCIAL RESULTS:
1 Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2 Excludes the impact of translational currency
3 Excludes the net impact of acquisitions and divestitures and translational currency
4 Excludes intangible amortization expense and special items
Note: values may have been rounded

REGIONAL SALES RESULTS:
1 Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2 Excludes the impact of translational currency
3 Excludes the net impact of acquisitions and divestitures and translational currency
Note: values may have been rounded

SEGMENT SALES RESULTS:
1 Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2 Excludes the impact of translational currency
3 Excludes the net impact of acquisitions and divestitures and translational currency
Note: Values may have been rounded

SECOND QUARTER 2023 SEGMENT COMMENTARY:
Adjusted operational sales* reflected below excludes the net impact of acquisitions and divestitures and translational currency.

Pharmaceutical
Pharmaceutical worldwide adjusted operational sales grew 3.9%*. Excluding the COVID-19 Vaccine, adjusted operational sales grew 6.2%*. Growth was driven by DARZALEX (daratumumab), ERLEADA (apalutamide), and CARVYKTI (ciltacabtagene autoleucel) in Oncology, STELARA (ustekinumab) and TREMFYA (guselkumab) in Immunology, UPTRAVI (selexipag) and OPSUMIT (macitentan) in Pulmonary Hypertension, and SPRAVATO (esketamine) in Neuroscience. Growth was partially offset by ZYTIGA (abiraterone acetate) and IMBRUVICA (ibrutinib) in Oncology, COVID-19 Vaccine (Ad26.COV2.S) in Infectious Diseases, and REMICADE (infliximab) in Immunology.

MedTech
MedTech worldwide adjusted operational sales grew 9.9%*, driven primarily by electrophysiology products in Interventional Solutions, trauma in Orthopaedics, wound closure products in General Surgery, biosurgery in Advanced Surgery, and contact lenses in Vision. MedTech worldwide operational sales grew 14.7%*, with the acquisition of Abiomed contributing 4.8%.

Consumer Health
Consumer Health worldwide adjusted operational sales increased 7.7%* largely driven by over-the-counter (OTC) products. Major contributors to growth in OTC were TYLENOL and MOTRIN analgesics, upper respiratory products, international smoking cessation products, and IMODIUM in digestive health products. Additional contributors to growth were NEUTROGENA in Skin Health/Beauty products and Women’s Health products outside the United States.

NOTABLE NEW ANNOUNCEMENTS IN THE QUARTER:
The information contained in this section should be read in conjunction with Johnson & Johnson’s other disclosures filed with the Securities and Exchange Commission, including its Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Copies of these filings are available online at www.sec.gov, www.jnj.com or on request from Johnson & Johnson. The reader is also encouraged to review all other news releases and information available in the Investors section of the company’s website at news releases, as well as www.factsabouttalc.com, www.factsaboutourprescriptionopioids.com, and www.LTLManagementInformation.com.

Regulatory	Janssen Marks First Approval Worldwide for AKEEGA (Niraparib and Abiraterone Acetate Dual Action Tablet) with EC Authorisation for the Treatment of Patients with Metastatic Castration Resistant Prostate Cancer with BRCA1/2 Mutations	Press Release
	Milvexian Granted U.S. FDA Fast Track Designation for All Three Indications Under Evaluation in Phase 3 Librexia Program: Ischemic Stroke, Acute Coronary Syndrome and Atrial Fibrillation	Press Release
	Janssen Submits New Drug Application to U.S. FDA Seeking Approval of Investigational Single Tablet Combination Therapy of Macitentan and Tadalafil for Treatment of Patients with Pulmonary Arterial Hypertension (PAH)	Press Release
	Janssen Submits Supplemental Biologics License Application to U.S. FDA Seeking Approval of CARVYKTI for the Earlier Treatment of Patients with Relapsed or Refractory Multiple Myeloma	Press Release
Data Release	Janssen Reports First Results from Phase 2 SunRISe-1 Study of TAR-200 and Anti-PD-1 Antibody Cetrelimab in Patients with Bacillus Calmette-Guérin-Unresponsive Non-Muscle-Invasive Bladder Cancer	Press Release
	First Phase 3 TREMFYA (guselkumab) Data in Inflammatory Bowel Disease Show Positive Induction Results Among Patients with Moderately to Severely Active Ulcerative Colitis	Press Release
	New Data Published on Biosense Webster QDOT MICRO Catheter – the Latest Advancement in Focal RF Ablation for Treating AFib	Press Release
	Janssen to Highlight Scientific Advances and Commitment to Transform Cancer Care at ASCO and EHA with More than 90 Presentations Showcasing Robust, Differentiated Portfolio and Pipeline in Hematologic Malignancies and Solid Tumors	Press Release
	New Phase 2 Data Demonstrate Potential Benefit of Nipocalimab for Pregnant Individuals at High Risk of Early-Onset Severe Hemolytic Disease of the Fetus and Newborn (HDFN)	Press Release
	Janssen Announces Positive Topline Results for JNJ-2113—a Novel, First and Only Oral IL-23 Receptor Antagonist Peptide in Development for Moderate-to-Severe Plaque Psoriasis[1]	Press Release
Treatment with RYBREVANT (amivantamab-vmjw) Plus Chemotherapy Resulted in Statistically Significant and Clinically Meaningful Improvement in Progression-Free Survival in Patients with Newly Diagnosed EGFR Exon 20 Insertion Mutation-Positive Non-Small Cell Lung Cancer[1]
Press Release
Other	Johnson & Johnson Announces Launch of Kenvue Inc. IPO Roadshow	Press Release
	Janssen Enters Worldwide Collaboration and License Agreement with Cellular Biomedicine Group to Develop Next Generation CAR-T Therapies	Press Release
1 Subsequent to the quarter

FULL-YEAR 2023 GUIDANCE:

Johnson & Johnson does not provide GAAP financial measures on a forward-looking basis because the company is unable to predict with reasonable certainty the ultimate outcome of legal proceedings, unusual gains and losses, acquisition-related expenses and purchase accounting fair value adjustments without unreasonable effort. These items are uncertain, depend on various factors, and could be material to Johnson & Johnson's results computed in accordance with GAAP.

($ in Billions, except EPS)	July 2023	April 2023
Adjusted Operational Sales[1,2,5] Change vs. Prior Year / Mid-point	6.0% – 7.0% / 6.5%	4.5% – 5.5% / 5.0%
Operational Sales2,5/ Mid-point Change vs. Prior Year / Mid-point	$99.3B – $100.3B / $99.8B 7.0% – 8.0% / 7.5%	$97.9B – $98.9B / $98.4B 5.5% – 6.5% / 6.0%
Estimated Reported Sales3,5/ Mid-point Change vs. Prior Year / Mid-point	$98.8B – $99.8B / $99.3B 6.5% – 7.5% / 7.0%	$97.9B – $98.9B / $98.4B 5.5% – 6.5% / 6.0%

Adjusted Operational EPS (Diluted)2,4/ Mid-point Change vs. Prior Year / Mid-point	$10.60 – $10.70 / $10.65 4.5% – 5.5% / 5.0%	$10.50 – $10.60 / $10.55 3.5% – 4.5% / 4.0%
Adjusted EPS (Diluted)3,4 / Mid-point Change vs. Prior Year / Mid-point	$10.70 – $10.80 / $10.75 5.5% – 6.5% / 6.0%	$10.60 – $10.70 / $10.65 4.5% – 5.5% / 5.0%

1 Non-GAAP financial measure; excludes the net impact of acquisitions and divestitures
2 Non-GAAP financial measure; excludes the impact of translational currency
3 Calculated using Euro Average Rate: July 2023 = $1.09 and April 2023 = $1.10 (Illustrative purposes only)
4 Non-GAAP financial measure; excludes intangible amortization expense and special items
5 Excludes COVID-19 Vaccine
Note: percentages may have been rounded

Other modeling considerations will be provided on the webcast.

WEBCAST INFORMATION:
Johnson & Johnson will conduct a conference call with investors to discuss this earnings release today at 8:30 a.m., Eastern Time. A simultaneous webcast of the call for investors and other interested parties may be accessed by visiting the Johnson & Johnson website. A replay and podcast will be available approximately two hours after the live webcast in the Investors section of the Company's website at events-and-presentations.

ABOUT JOHNSON & JOHNSON:
At Johnson & Johnson, we believe good health is the foundation of vibrant lives, thriving communities and forward progress. That’s why for more than 135 years, we have aimed to keep people well at every age and every stage of life. Today, as the world’s largest, most diversified healthcare products company, we are committed to using our reach and size for good. We strive to improve access and affordability, create healthier communities, and put a healthy mind, body and environment within reach of everyone, everywhere. We are blending our heart, science and ingenuity to profoundly change the trajectory of health for humanity.

NON-GAAP FINANCIAL MEASURES:
* “Operational sales growth” excluding the impact of translational currency, “adjusted operational sales growth” excluding the net impact of acquisitions and divestitures and translational currency, as well as “adjusted net earnings”, “adjusted diluted earnings per share” and “adjusted operational diluted earnings per share” excluding after-tax intangible amortization expense and special items, are non-GAAP financial measures and should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Except for guidance measures, reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the accompanying financial schedules of the earnings release and the Investors section of the company's website at quarterly-results.

Copies of the financial schedules accompanying this earnings release are available on the company’s website at quarterly-results. These schedules include supplementary sales data, a condensed consolidated statement of earnings, reconciliations of non-GAAP financial measures, and sales of key products/franchises. Additional information on Johnson & Johnson, including adjusted income before tax by segment, a pharmaceutical pipeline of selected compounds in late stage development and a copy of today’s earnings call presentation can also be found in the Investors section of the company's website at quarterly-results.

NOTE TO INVESTORS CONCERNING FORWARD-LOOKING STATEMENTS:
This press release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things: future operating and financial performance, product development, market position and business strategy, and the anticipated separation of the Company’s Consumer Health business. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Johnson & Johnson. Risks and uncertainties include, but are not limited to: economic factors, such as interest rate and currency exchange rate fluctuations; competition, including technological advances, new products and patents attained by competitors; challenges inherent in new product research and development, including uncertainty of clinical success and obtaining regulatory approvals; uncertainty of commercial success for new and existing products; challenges to patents; the impact of patent expirations; the ability of the company to successfully execute strategic plans, including restructuring plans; the impact of business combinations and divestitures; manufacturing difficulties or delays, internally or within the supply chain; product efficacy or safety concerns resulting in product recalls or regulatory action; significant adverse litigation or government action, including related to product liability claims; changes to applicable laws and regulations, including tax laws and global health care reforms; trends toward health care cost containment; changes in behavior and spending patterns of purchasers of health care products and services; financial instability of international economies and legal systems and sovereign risk; increased scrutiny of the health care industry by government agencies; the Company’s ability to satisfy the necessary conditions to consummate the separation of the Company’s Consumer Health business on a timely basis or at all; the Company’s ability to successfully separate the Company’s Consumer Health business and realize the anticipated benefits from the separation; and the New Consumer Health Company’s ability to succeed as a standalone publicly traded company. A further list and descriptions of these risks, uncertainties and other factors can be found in Johnson & Johnson’s Annual Report on Form 10-K for the fiscal year ended January 1, 2023, including in the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and in Johnson & Johnson’s subsequent Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. Copies of these filings are available online at www.sec.gov, www.jnj.com or on request from Johnson & Johnson. Any forward-looking statement made in this release speaks only as of the date of this release. Johnson & Johnson does not undertake to update any forward-looking statement as a result of new information or future events or developments.

Press Contacts:	Investor Contacts:
Tesia Williams	Jessica Moore
media-relations@its.jnj.com	investor-relations@its.jnj.com